SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 3, 1998               Commission file number:  1-6187

                                ALBERTSON'S, INC.
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             (Exact name of Registrant as specified in its Charter)


          Delaware                                     82-0184434
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(State of Incorporation)                    (Employer Identification Number)


250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho               83726
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:       (208) 395-6200
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Item 5.  Other Events.

         On November 2, 1998, Albertson's, Inc. issued its sales trends release for the four-week and thirteen-week periods ended October 29, 1998 which is attached hereto as Exhibit 99.1.

Item 7.  Exhibits.

Exhibit
   No.            Description

  99.1            Press Release dated November 2, 1998



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                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, Albertson's, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                ALBERTSON'S, INC.



Date:     November 3, 1998                  BY:  /s/ Thomas R. Saldin
                                                 Thomas R. Saldin
                                                 Executive Vice President,
                                                 Administrative and
                                                 General Counsel


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                                INDEX TO EXHIBITS
                          FILED WITH THE CURRENT REPORT
                       ON FORM 8-K DATED NOVEMBER 3, 1998



Exhibit
   No.            Description

  99.1            Press Release dated November 2, 1998